Leader Short Term High Yield Bond Fund

Institutional Shares: LCCIX

Investor Shares: LCCMX

Class A Shares: LCAMX

Class C Shares: LCMCX

Leader Total Return Fund

Institutional Shares: LCTIX

Investor Shares: LCTRX

Supplement dated March 1, 2022

to the Prospectus and Statement of Additional Information (“SAI”) dated October 1, 2021,

each as may be amended from time to time

The following supersedes any contrary information contained in the Funds’ current Prospectus or SAI.

This supplement provides information regarding certain changes to the Leader Short Term High Yield Bond Fund (the “Fund”).

Based on a recommendation of Leader Capital Corp., the Fund’s investment adviser, the Board of Trustees of Leader Funds Trust approved the conversions of the Fund’s Class A and C shares into Investor Class shares of the Fund. These conversions will be effective as of the close of business on March 30, 2022 (the “Conversion Date”). Effective as of the close of business on March 11, 2022, the Fund will no longer offer Class A or C shares to new investors. Existing shareholders of the Fund’s Class A and C shares can continue to purchase additional Class A and C shares, as applicable, until the Conversion Date.

On the Conversion Date, Class A shares of the Fund will be converted into Investor Class shares of the Fund equal in value to the Class A shares owned by that shareholder in the Fund. Class A shareholders who become Investor Class shareholders because of this conversion will maintain their investment in the Fund and, effective as of the Conversion Date, will no longer be subject to the maximum 1.50% front-end sales charge applicable to Class A shares. Similarly, on the Conversion Date, Class C shares of the Fund will be converted into Investor Class shares of the Fund equal in value to the Class C shares owned by that shareholder in the Fund. Class C shareholders who become Investor Class shareholders because of this conversion will maintain their investment in the Fund and, effective as of the Conversion Date, will (i) no longer be subject to the maximum 1.00% contingent deferred sales charge applicable to Class C shares, and (ii) no longer be subject to a 1.00% Rule 12b-1 fee but rather a 0.50% Rule 12b-1 fee.

The share class conversions are intended to be tax-free, meaning that the Fund’s Class A and C shareholders will become Investor Class shareholders without realizing any gain or loss for federal tax purposes. Additionally, Class A and C shareholders will not incur any transaction charges because of the share class conversions.

Effective on the Conversion Date, all references in the Fund’s Prospectus and SAI to Class A and C shares of the Fund are removed.

You should read this Supplement in conjunction with the Prospectus and SAI dated October 1, 2021, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE RFERENCE